 April 2016  Investor UpdateSecond Quarter Fiscal Year 2016

 Forward Looking Statements  2  Meta Financial Group, Inc.® (“the Company”) and its wholly-owned subsidiary, MetaBank® (the “Bank” or “MetaBank”), may from time to time make written or oral “forward-looking statements,” including statements contained in this investor update, the Company’s filings with the Securities and Exchange Commission (“SEC”), the Company’s reports to stockholders and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms, or other words of similar meaning. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; the potential benefits of the acquisition of Fort Knox Financial Services Corporation and its wholly-owned subsidiary, Tax Product Services LLC (collectively, “Fort Knox” or “Refund Advantage”); important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. Actual results may differ materially from those contained in the forward-looking statements contained herein. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the risk that the Company may incur unanticipated or unknown losses or liabilities as a result of the completion of the transaction with Fort Knox; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency (“OCC”) and the Federal Reserve, as well as the Federal Deposit Insurance Corporation (“FDIC”), which insures the Bank’s deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the MPS division; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our deposit base, a substantial portion of which has been characterized as “brokered”; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.The foregoing list of factors is not exclusive.  Additional discussions of factors affecting the Company’s business and prospects are reflected under the headings “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, and other filings made with the SEC.  The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made, from time to time, by or on behalf of the Company or its subsidiaries.

Meta Senior Management

Meta Financial Group

J. TYLER HAAHR

Chairman and Chief Executive Officer, Meta Financial Group
Tyler Haahr has been with Meta Financial Group since 1997. Previously, he was a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Tyler received his B.S. degree in Accounting with honors at the University of South Dakota in Vermillion, SD, and he graduated with honors from the Georgetown University Law Center, Washington, D.C.

BRAD HANSON

President, Meta Financial Group and MetaBank
Brad Hanson founded Meta Payment Systems in 2004. He has more than 20 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career, Brad has played a significant role in the development of the prepaid card industry. Brad graduated from the University of South Dakota in Vermillion, SD with a degree in Economics.

GLEN HERRICK

Chief Financial Officer, Meta Financial Group and MetaBank
Glen Herrick joined Meta in 2013 after previously serving in various finance, treasury, and risk management roles at Wells Fargo, including as CFO of Wells Fargo's student loan division. Glen received his B.S. degree in Engineering Management from the United States Military Academy at West Point, N.Y. and MBA from the University of South Dakota. He also graduated from the Stonier Graduate School of Banking.

CINDY SMITH

Head of Technology and Operations, Meta Financial Group and MetaBank
Cindy Smith joined Meta in 2015 with 25+ years of industry experience, including serving as EVP & Director of Client Contact Services/Channel Management and as EVP & Director of BankCard Product and Services at Zions Bancorporation. In 2008, she was named by *American Banker* as one of the "Top 25 Most Powerful Women in Banking". Cindy has a MBA from Lansbridge University and a Masters in Management from the American Graduate School of Management.

3

Meta Financial Group Highlights

Meta Financial Group

Net Income (2QFY16 vs 2QFY15)

- Record quarterly earnings for 2QFY16
- Year-over-year growth of 176%

Earnings Profile

- Sizable and growing non-interest income
- Opportunity for NIM expansion in current and higher rate environment
- Revenue from business development and new agreements lags 9-12 months behind implementation costs; potential coiled spring effect to future earnings

Very strong asset quality

- NPAs are less than one-sixth of bank industry average at 0.15% of total assets[1]

Successfully integrated Refund Advantage® tax payments business

- Contributed sizable revenue and income in 2QFY16 (tax seasonality) with some expected spillover into 3QFY16
- Expenses spread throughout full year

Net Income ($MM)



Twelve Months Ending
Six Months Ending
$4.6
$17.1
$13.4
$15.7
$18.1
$8.8
$18.3
FY11
FY12
FY13
FY14
FY15
2QFY15
2QFY16

Income Breakout ($MM)



Twelve Months Ending
Six Months Ending
$39.1
$57.5
$37.3
$59.6
$39.0
$55.5
$48.7
$51.7
$61.8
$58.2
$30.0
$27.6
$38.9
$57.7
FY11
FY12
FY13
FY14
FY15
2QFY15
2QFY16
Interest Income
Non-Interest Income

[1]Meta NPA/Assets as of 3/31/16, all other bank NPA/Assets as of 12/31/15

4

 Non-Performing Assets  5  Non-Performing Assets ($MM)  % of Total Assets  Very strong asset quality  0.15%NPAs of total assets at 3/31/16.

Who We Are


META FINANCIAL GROUP, INC
METABANK
BANKING
PAYMENTS
RETAIL BANK
AFS/IBEX
META PAYMENT SYSTEMS
REFUND ADVANTAGE

Banking

Growing community bank in regions with strong economies

- Retail Operations based in Iowa and South Dakota

Strong and high quality commercial and agricultural loan growth

AFS/IBEX asset acquisition completed in December 2014

- Platform for nationwide expansion
- High quality; strong and accelerating loan growth

Payments

A top prepaid card issuer in U.S.

- Robust non-interest bearing deposit growth
- "Annuity"-like stream of fee income
- New partners being added and existing partners expanding

New product introductions in 2016 and under development for future years

Refund Advantage® acquisition completed in September 2015

6

 Footprint Map  7

Banking – Retail Bank

Retail Bank

Regional Community Bank

- Growing, profitable operations
- Attractive combination of commercial, agricultural, retail and national insurance premium lending
- Low-cost deposit base gives Bank competitive advantage on terms to attract high quality credits

Expect continued robust loan growth over the next twelve months

Expect continued high credit standards resulting in low non-performing assets

60+ Years in Business

10 Branch locations in Iowa and South Dakota

23% Net Loan **Growth** LTM


BUENA VISTA ABSTRACT
MORTGAGE COMPANY
REAL ESTATE
218
216

The original Storm Lake Savings and Loan bank, 1954



8

Banking – AFS/IBEX

Meta Financial Group

AFS/IBEX

Loans to commercial businesses to fund their property, casualty, and liability insurance premiums

- Short duration assets
- Higher yields than alternative investments, particularly for the term
- Loans generally priced as a spread to Prime, reset higher if Prime moves higher
- Significant collateralization on most loans minimizes credit risk

Scalable platform will support anticipated robust national growth

- Seasoned sales executives recently added in 2HFY15

Diversifies the Bank's assets and earnings and efficiently deploys capital into higher earning assets

Building franchise value

- Competitive advantage utilizing the low cost of funds, further magnified in a rising rate environment

9-10
Month Terms, typically

46%
Net Loan Growth LTM

AFS IBEX
A division of MetaBank®

9

Payments - Meta Payment Systems (MPS)

Meta Financial Group®

Overview

Prepaid card industry leader with payments diversification

Continuing to grow "annuity"-like stream of fee income

Adjacent and complementary new product introduction

- Refund Advantage® – Tax channel
  - Additional MPS distribution
- FasterMoney
- New Credit products

Competitive advantage with strong systems and infrastructure, and regulatory requirements cause high barriers to entry

36%
Fee Income **Growth**, YoY

21%
Deposit **Growth**, YoY (qtr. avg.)

Highlights

Growing existing relationships

- Netspend
- Money Network
- Blackhawk
- Global Cash

New relationships driving accelerating growth, with a strong pipeline

- InComm
- Unirush
- Store Financial
- Hyperwallet Systems
- Berkley Payment Solutions
- Univision

10
Of top 10 program managers under contract through at least December 2019.

meta®

10

Payments - Refund Advantage®

Meta Financial Group

Refund Advantage®

- Asset acquisition completed in September 2015
- Offers tax refund-transfer (RTs) solutions through ACH direct deposit, check, and prepaid card
- Growth enhanced by new credit-advance product
- Processed a record number of RTs in 2QFY16
- On track to process a record number of RTs over the entire 2016 tax season
- Opportunities for further growth, expense reduction, and new products for the 2017 tax season

$19.6
Million; Tax Product Revenues in 2Q16

>10
Thousand; Tax Preparer Offices (EROs)

>1
Million; Refund Transfers (RTs)

Refund Advantage®
A division of MetaBank®

11

 Industry Recognition  12  Top 50 of ACH originators in 2015Top 30 of ACH receivers in 2015  #44 “More double-digit goodness” (June 2015) based on average ROE over the past three years  #48 “Top 200 Community Banks and Thrifts” (June 2015) Top 1% based on three year ROE  Added to Russell 2000 Index (RTY) in June 2013  Top 100 in ABA Banking Journal’s annual Performance Ranking for $1B-$10B banks (2014)  Second largest prepaid card issuer in the U.S. ranked by purchase volume (2015)

Growth Drivers and Goals

Meta Financial Group

Optimize synergies: Banking and Payments

- Strong loan growth in local markets and AFS/IBEX
- Continue to improve upon earning asset mix
- Low cost deposits with long average life (approximately seven years) feed increasingly diverse asset mix
- Unlock value of non-interest bearing deposit base; rising rates should increase yields while funding costs remain low
- MBS portfolio yields expected to increase if rates rise

Leverage MPS leadership in payments industry

- Increasing market share organically and with new partners
- Expanded Tax Payments presence via Refund Advantage acquisition
- Emergent leader in "virtual cards" for electronic settlements
- Sponsors approximately 65% of U.S. "white label" Automated Teller Machines
- 45 patents with more than two dozen pending

Bank entrance into Specialty Lending

- AFS/IBEX acquisition in December 2014
  - Hired additional experienced executive and sales professionals for AFS/IBEX in fiscal 2015
- ClearBalance partnership may provide a loan portfolio of up to $100MM in receivables over the next two years with limited credit risk.
  - Rates adjusted on a annual basis based on a Prime + formula.
  - Hospitals are underwritten and provide credit guarantee

13

 14  Earning Asset Mix & Net Interest Margin  *Fiscal Quarter Average  46bpsNIM Expansion  84bps10 Year Treasury Yield Declined (Qtr Average)            Mortgage-Backed Securities  Investment Securities  Loans  Earning Asset Mix*  97%Cumulative Investment Securities growth since 2Q14  85%Cumulative Loan growth since 2Q14  13%Cumulative Mortgage-Backed Securities growth since 2Q14

 Assets – Earning Asset Mix  15  Total Assets* ($MM)  Total Investments* ($MM)        Mortgage-Backed Securities  Municipal Securities  Other Securities  25%Asset Compound Annual Growth Rate (CAGR)  *Fiscal Quarter Average

 Total Gross Loans  16  *Fiscal Quarter Average  Loan Composition*At March 31, 2016  Loan Portfolio* ($MM)        Residential Real Estate  Commercial Real Estate  Agricultural Real Estate        Consumer  Agricultural/Commercial Operating  Premium Finance

 Deposits and Cost of Funds  17  Deposits* ($MM)  Cost of Funds  0.10%Cost of Funds in 2Q16  Low Cost of Funds  *Fiscal Quarter Average

 Earnings Power While Growing Equity  18

Infrastructure

Meta Financial Group

Early adopter of sophisticated compliance systems

Investments in MPS program design, training and technology

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- Prior investments allow more focus on growing current business and new development opportunities with expected improving efficiencies

High competitive barriers to enter prepaid Industry = wide "moat"

- Expertise, capital, compliance
- Operational infrastructure
- High start-up costs
- Durbin-related disadvantages for larger banks

19

Interest Rate Risk Management

Meta Financial Group

Positively leveraged for higher rate environment

Other Comprehensive Income volatile relative to peers

- We believe GAAP understates balance sheet true value, particularly low-cost deposits
- Meta MTM of ~50% of assets available for sale (securities) vs. typical "peer" at ~15-20%

Expect continued, increasing Net Interest Margin (NIM)

- Continued robust loan growth at retail bank and AFS/IBEX improves earning asset mix
- NIM up 16 basis points, YoY
- Premium Finance (AFS/IBEX) loan yields should adjust higher if rates rise as loans are generally priced at Prime plus a spread
- Growing Premium Finance loan portfolio increases duration flexibility and thus provides increased yields in the securities portfolio
- Mortgage-Backed Securities (MBS) could provide solid tailwind to income
- Increased value of non-interest bearing deposits and long average life, despite "brokered deposit" categorization

Reinvestment opportunity promotes NIM expansion in an up-rate environment

- Cash flow from securities and loans and growing MPS deposits deployed at higher rates
- MBS portfolio yields expected to increase with only nominal extension if rates rise
- Value of deposit base unlocked if rates rise

20

 Interest Rate Sensitivity  21  Static interest rate risk results do not accurately reflect Meta’s true interest rate sensitivity due to our unique and historically, predictable deposit baseDue to historically predictable weekly, monthly, and yearly deposit volatility, static IRR results can be significantly skewedUtilizing quarterly average balances for deposits and borrowings, with cash as the offset, provides a more accurate view of the Company’s IRR positionUnderstanding our historically predictable cyclicality is necessary to interpret interest rate risk resultsMPS-related non-interest bearing deposit value will be unlocked if interest rates rise

Capital Management

Overview

Capital enhancement history

- Recent $26 million and $12 million private placements supporting Refund Advantage acquisition and other growth
- 2014-15 At-the-Market (ATM) net proceeds of $25.4 million to support growth
- $61.0 million in 2012-13 via private placements and ATM offering
- Institutional investor base has shown continued support

Goal: Maintain strong capital ratios

- Common Equity Tier 1 capital > 8%
- Risk-based >15%

Prudent capital management, flexibility to source future needs

Regulatory Capital Ratios

At March 31, 2016[1]



Meta Financial Group, Inc.
MetaBank
8.30%
8.09%
17.75%
17.89%
18.36%
17.89%
18.92%
18.45%
MFG
MB
Tier 1 (Core) Leverage
Common Equity Tier 1
Tier 1 (Core) Risk-Based
Total Risk-Based
Minimum Requirement to be Well Capitalized under Prompt Corrective Action (PCA) Provisions

[1]Amounts estimated

22

Meta's Value Proposition

Meta Financial Group

A leading issuer of prepaid debit cards

- Springboard into other products and services
- Significant growth; current partners expanding, new partners added, and new products implemented with more to come in 2016

Strong capital position

- Earnings and historical access to capital markets to fund our growth objectives
- Higher earnings, with limited balance sheet related to Refund Advantage and AFS/IBEX, should significantly reduce, if not eliminate, the need for additional capital in the absence of future acquisitions

Stable, low-cost, long duration funding advantage

Potential for upward trend in earnings

- Higher/Normalized interest rates
- Asset diversification with higher yields
- ~90% of deposits are low cost and will remain so in a rising rate environment
- Loan and security yields well positioned to increase with rising rates

Steady dividend policy

23

 Appendix  24

Income Statement

Meta Financial Group

Meta Financial Group ($MM)	Fiscal Year Ended September 30, 2011	2012[1]	2013[2]	2014	2015[3]	Three Months Ended 2Q15[4]	2Q16[5]	% Change
Net Interest Income	34.3	33.7	36.0	46.3	59.2	15.3	19.9	30.4%
Non-Interest Income	57.5	69.6	55.5	51.7	58.2	15.0	40.9	173.2%
Total Revenue	**$ 91.8**	**$ 103.3**	**$ 91.5**	**$ 98.0**	**$ 117.4**	**$ 30.3**	**$ 60.8**	**101.1%**
Provision for Loan Loss	0.3	1.0	0.00	1.2	1.5	0.6	1.2	97.7%
Compensation and Benefits	30.5	31.1	34.1	38.2	46.5	11.7	17.1	46.6%
Card Processing Expense	23.3	17.4	15.6	15.5	16.5	3.8	6.0	58.0%
All Other Expense	29.5	27.0	24.7	24.6	33.5	7.9	18.7	135.0%
Net Income Before Taxes	**$ 8.3**	**$ 26.8**	**$ 17.1**	**$ 18.6**	**$ 19.4**	**$ 6.2**	**$ 17.9**	**186.3%**
Income Tax Expense	3.6	9.7	3.7	2.9	1.4	1.1	3.6	238.4%
Net Income	**$ 4.6**	**$ 17.1**	**$ 13.4**	**$ 15.7**	**$ 18.1**	**$ 5.2**	**$ 14.3**	**175.7%**

[1] Includes $11.4MM gain on sale of GNMA securities
[2] Includes $2.4MM gain on sale of securities
[3] Includes $(1.9)MM loss on sale of securities, $(1.5)MM merger expense, $(1.4)MM amortization expense and $1.3MM ins. claim reimbursements and recoveries, less applicable taxes
[4] Includes $0.02MM gain on sale of securities, $(0.07)MM merger expense, and $(0.34)MM amortization expense, less applicable taxes
[5] Includes $0.03MM gain on sale of securities, $(0.33)MM merger expense, and $(1.19)MM amortization expense, less applicable taxes

25

Balance Sheet  26  Meta Financial Group($MM)   Fiscal Quarter Average            Fiscal Quarter Average        4Q11  4Q12  4Q13  4Q14  4Q15    2Q15  2Q16  % Change  Cash And Cash Equivalents  132  106  74   100  81    231   88   -61.9%  Investments and MBS   615   999  1,177  1,320   1,534     1,440   2,037  41.5%  Loans Receivable Net  315   330  364   485  684    602  767   27.4%  Other Assets  65   62   99   97   148     107   187  73.6%   Assets  $ 1,127   $ 1,496   $ 1,713   $ 2,002   $ 2,447     $ 2,381   $ 3,078   29.3%  Total Deposits  970  1,275   1,405   1,542  1,820     2,043   2,436   19.3%  Other Liabilities  78   112   172   290   400     139   341   34.0%  Shareholders' Equity  79   109   136   171   226     199  301   51.9%   Liabilities and Equity  $ 1,127   $ 1,496   $ 1,713   $ 2,002   $ 2,447     $ 2,381   $ 3,078   29.3%